President & Chief Executive Officer Carlos P. Naudon Executive Vice President & Chief Financial Officer Sergio J. Vaccaro Exhibit 99.2 Presentation of

Cautionary Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank, N.A. operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank, N.A.’s loans; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, and their related impacts on the economy; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank, N.A.’s market area; Ponce Bank, N.A.’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation. Forward Looking Statements The market and industry data used throughout this presentation is based, in part, on third-party sources, as indicated. Although management believes these third-party sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. Market and Industry Data Copyright © 2026. All Right Reserved

Corporate Headquarters and Office Location Branch Locations On October 10, 2025, the Company wholly-owned subsidiary, Ponce Bank (formerly a federally chartered stock savings association), has completed its previously announced conversion to a national bank and commenced operations as Ponce Bank, National Association (the “Bank”).  In connection with the conversion of the Bank, the Company also commenced operations as a bank holding company as of the same date.  Further, the Company also became a financial holding company, which is an additional election that allows the Company to engage in activities that are financial in nature or incidental to a financial activity. Aim to provide long-term value to stakeholders by executing a safe and sound business strategy that produces increasing value. Number of full-time equivalent employees as of December 31, 2025, was 216 equating to $14.9 million in assets per employee. The Company provides a full range of financial services in a community-focused manner. Ticker NASDAQ: PDLB Established 1960 Headquarters Bronx, NY Branches 13 full-service branches, 3 loan production / representative offices and 1 ATM center Total Assets $3.22 billion (as of 12/31/25) Total Loans $2.60 billion (as of 12/31/25) Total Deposits $2.05 billion (as of 12/31/25) Earnings Per Share (Basic) $0.43 (for three months ended 12/31/25) Market Cap TBV Per Common Share* $395 million (as of 12/31/25) $13.12 (as of 12/31/25) Copyright © 2026. All Right Reserved (*) TBV Per Common Share is a Non-GAAP financial measure. Non-GAAP financial measures are not a substitute for GAAP financial measures. See the appendix of this presentation for a reconciliation to the most directly comparable GAAP financial measure.

Franchise Evolution 2015 - 2022 Carlos P. Naudon named President in 2015; CEO in 2018 Certified SBA lender Continued to remain focused on residential and commercial real estate Optimized real estate footprint by improving loan efficiency Certification as an MDI & CDFI Grew assets from $700 million to $2.3 billion Path to Conversion 2022 - Present Converted from Mutual Holding Company on January 27, 2022 PFG became a Bank Holding Company and a Financial Holding Company and Ponce Bank became a National Bank Established a robust capital base to continue executing on strategic initiatives Continued focusing on residential and commercial lending with an emphasis on technological integration Received low-cost funding Preferred Stock in the amount of $225 million from the ECIP Public Ownership 1960 - 2015 Established 65-year-old institution focused on residential and nonresidential lending Headquartered in the Bronx, NY with branch presence in the Bronx, Brooklyn, Queens, New Jersey, and Manhattan Grew assets from de novo to $700 million Mutual Bank Copyright © 2026. All Right Reserved

PFG Executive Management



Carlos P. Naudon

President and
Chief Executive Officer

- 50+ years of experience
- Retired Attorney and CPA
- Former Acting CEO and Director of Open Solutions, Inc., a fintech public company



Steven A. Tsavaris

Executive Chairman
of the Board

- 50+ years of experience
- Former President and CEO of Ponce De Leon Federal Savings Bank
- Former Chairman and CEO of PDLB Community Bancorp



Sergio J. Vaccaro

Executive Vice President and
Chief Financial Officer

- 25+ years of experience
- Former CFO of Private Bank Americas at HSBC
- Former US Head of FP&A at HSBC
- Former CFO of Home Loans at Morgan Stanley



Luis G. Gonzalez Jr.

Executive Vice President and
Chief Operating Officer

- 17+ years of experience
- Former Bank Examiner
- Former Acting Assistant Deputy Comptroller, OCC



Ioannis Kouzilos

Executive Vice President and
Chief Lending Officer

- 15+ years of experience
- Former VP of Credit Administration
- Experienced at various financial institutions



Madeline V. Marquez

Executive Vice President and Chief
External Affairs Officer

- 25+ years of experience
- Former SVP of SBA & CDFI Initiatives
- Former Vice President at Business Initiative Corporation of New York
- Former Managing Director at Brooklyn Economic Development Corp.



Melissa DeLeon

Executive Vice President and
Chief Human Resources Officer

- 15+ years of experience
- Former SVP of Human Resources
- Driver of people strategy
- Led culture transformation
- Retail banking operations expertise



Betty Campiz

Executive Vice President and
Chief Banking Officer

- 15+ years of experience
- Former SVP of Digital Banking
- Led Ponce's digital transformation (Salesforce, nCino)
- Extensive retail banking and CX expertise

Copyright © 2026. All Right Reserved

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Highlights – twelve months ended December 31, 2025 and 2024 Strong loan growth. Net loans receivable were $2.60 billion as of December 31, 2025, an increase of $312.7 million, or 13.7%, from December 31, 2024. Higher NIM and stable expenses YoY. Net interest margin at 3.29% for twelve months ended December 31, 2025, an increase of 0.59% from prior period. The non-interest expenses were $67.0 million for twelve months ended December 31, 2025, a decrease of $0.5 million from December 31, 2024. Strong deposit growth. Deposits were $2.05 billion as of December 31, 2025, an increase of $151.4 million, or 8.0%, from December 31, 2024. Increasing profitability. Net income available to common stockholders of $27.6 million, or $1.20 per diluted share for twelve months ended December 31, 2025. Copyright © 2026. All Right Reserved Twelve Month Highlight Overview YTD 2025 YTD 2024 Change % Net interest income $99.8M $76.5M 30.5% Net income available to common stockholders $27.6M $10.3M 166.9% Deposits $2.05B $1.90B 8.0% Net loans receivable $2.60B $2.29B 13.7% Earnings per diluted share $1.20 $0.46 160.9%

Our Vision Growing alongside fastest growing, best clients Reaching Capital Deployment Capabilities Qualify for ECIP disposition Grow core deposits, with an emphasis on cross-selling commercial customers, growing Ponce Direct, mission driven and specialty deposits Grow our loan portfolio and continue to enhance our participation capabilities Increase our utilization of technology Increase profitability and continue to manage expenses Robust capital position, inclusive of $225 million in ECIP funds provided by the U.S. Treasury Focused on growing loan book: Expanding CRE & Non-Residential Loans Stay with successful clients as they grow Low-Cost, Excess Capital - Ready to Deploy The Bank is designated as both a Community Development Financial Institution (CDFI) and a Minority Deposit Institution (MDI) MDI and CDFI Status; Mission Driven Business Model Aligns with ESG Completed the second-step in January 2022 Ability to return capital to shareholders – priorities De-Mutualization Opportunity The Company is well-positioned with a weighted average loan-to-value ratio of 53.0% as of December 31, 2025 Total CRE Loans comprise 393.0% of Risk Based Capital Financial Strength Strategies and Focus Growth Drivers Accelerating Loan Growth Through Deployment of Excess Capital CRE and Residential Markets – Single Family & Multi-family markets Net Interest Income Growth Upgrading electronic infrastructure Expanding digital banking services Creating greater resiliency, capacity, and redundancies Modernization Program Across Company Infrastructure Restructure/Refocus the retail business model Upgrade sales force Attract, develop and retain an engaged workforce Ensure risk management and controls are aligned with strategic priorities Manage credit risk to maintain a low level of nonperforming assets. Copyright © 2026. All Right Reserved 68% 95%

ECIP Disposition – Executed Agreement On December 20, 2024, PFG entered into an ECIP securities purchase option agreement with the US Department of the Treasury, allowing repurchase at a future date, subject to compliance with certain qualifications Determination of sale price: based on the dividend discount model While there can be no assurance as to the final repurchase price, the price could be as low as 6.86% under the current guidelines, (assuming a dividend rate of 0.50%, RFR of 4.79% (20 Yr Treasury as of 12/31/25), Beta of 0.50 and ERP of 5.00% and satisfaction of the deep impact condition) Impact of ~8.68 $ per share, under the above assumptions, $225 million ECIP, 24.1 million common shares outstanding The repurchase date could occur as soon as 3Q 2026, assuming satisfaction of the necessary conditions Status on progress: Have achieved 14 consecutive quarters with an 82% rate of deep impact lending (vs 60% requirement for 16 consecutive quarters to qualify for repurchase); strong level of originations from April 1st, 2025 to December 31st, 2025 ensure that our dividend yield will continue at the 0.50% level in the next dividend period starting in 2026. Copyright © 2026. All Right Reserved

Community Development Financial Institution

As a CDFI, the Company has received over $5 million in federal grants

As of June 30, 2025, there were approximately 1,400 CDFI's operating nationwide, but fewer than 200 are banks, and the Bank ranks amongst the largest

The CDFI designation qualifies the Company for grants and capital opportunities such as the Emergency Capital Investment Program (ECIP), which the Company benefitted from in the form of a $225 million investment from the U.S. Treasury for Senior Non-Cumulative Perpetual Preferred Stock; only CDFIs and MDIs were able to participate in this program – it comes at no cost (to capital) for the first two years and includes rate reduction incentives after that with a cap of 2.00%

Ponce Bank has won awards and mandates for community development and ranks as one of the largest and most housing focused CDFIs in the country.

Rankings as of 2Q 2025

Out of the 20 top CDFI Banks (in Total Assets):

5th in housing focus in DLI-HMDA (% of housing lending in LMI communities)

6th
- in total loans
- in total assets

The CDFI Program offers both Financial Assistance and Technical Assistance awards to CDFIs. These competitive awards support and enhance the ability of the Company to meet the needs of the communities they serve.

- Financial Assistance awards are made in the form of loans, grants, equity investments, and deposits, which CDFIs are required to match dollar-for-dollar with non-federal funds. This requirement enables the Company to multiply the impact of federal investment to meet the demand for affordable financial products in economically distressed communities.
- Technical Assistance grants are offered to CDFIs and Certifiable CDFIs to build their organizational capacity.

Copyright © 2026. All Right Reserved

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Minority Depository Institution One of 32 banks in the country designated as both an MDI and a CDFI. As of September 30, 2025, the FDIC recognized 156 MDIs across the United States and its territories, with collective assets of approximately $385 billion. As an MDI the Bank can provide financial services to and for underserved communities as designated by the federal government including African, Asian, Hispanic, and Native Americans. MDI designation allows the Bank to provide many benefits to low-to-moderate income communities, including access to credit, values-driven banking, international languages and locations, financial education, and community-specific services. Out of all the MDI Banks in Assets, the Bank ranks: Rankings as of 3Q 2025 The Bank is designated an MDI, classified under the Federal Deposit Insurance Corporation (FDIC). The FDIC defines an MDI as a federally insured depository institution for which (1) 51% or more of the voting stock is owned by minority individuals; or (2) majority of the board of directors is a minority and the community that the institution serves is predominantly minority. in total assets New York in total assets out of 156 MDIs 3rd 22nd Copyright © 2026. All Right Reserved

Appendix

Total Assets Total Deposits Financial Highlights (in thousands) Net Loans Revenue (NII + Non-interest income) & Non-interest expense Copyright © 2026. All Right Reserved

Appx. 1 Portfolio Composition 16.6% 32.5% 20.0% 28.8% 1-4 Family Residential Construction and Land Multifamily Residential Nonresidential Property $ 2,286,599 $ 2,599,258 $ 1,322,098 $ 1,525,668 $ 1,895,886 Loan Portfolio Growth (in thousands) Net Loans Receivable Loans Portfolio As of December 31, 2025 Other Copyright © 2026. All Right Reserved

Total Securities - as of December 31, 2025 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Available-for-Sale Securities: U.S. Government Bonds $2,999 $- $(20) $2,979 Corporate Bonds 13,501 - (738) 12,763 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 30,839 - (4,493) 26,346 FHLMC Certificates 7,915 - (790) 7,125 FNMA Certificates 50,620 - (7,714) 42,906 GNMA Certificates 76 1 - 77 Total available-for-sale securities $105,950 $1 $(13,755) $92,196 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Held-to-Maturity Securities: Corporate Bonds $7,500 $36 $(138) $7,398 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 160,786 100 (2,876) 158,010 FHLMC Certificates 3,133 22 (119) 3,036 FNMA Certificates 90,868 53 (1,453) 89,468 SBA Certificates 10,931 32 - 10,963 Allowance for Credit Losses (236) - - - Total available-for-sale securities $272,982 $243 $(4,586) $268,875 (1) Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities. (in thousand) (in thousand) Copyright © 2026. All Right Reserved

Regulatory Capital Ratios

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions	
	Amount	Ratio	Amount	Ratio	Amount	Ratio
December 31, 2025			(in thousands)			
Ponce Financial Group, Inc.						
Total Capital to Risk-Weighted Assets	$ 579,833	23.72%	$ 195,430	8.00%	$ 244,287	10.00%
Tier 1 Capital to Risk-Weighted Assets	552,260	22.59%	146,572	6.00%	195,430	8.00%
Common Equity Tier 1 Capital Ratio	327,260	13.39%	109,929	4.50%	158,787	6.50%
Tier 1 Capital to Total Assets	552,260	17.28%	127,825	4.00%	159,781	5.00%
Ponce Bank						
Total Capital to Risk-Weighted Assets	$ 543,076	21.63%	$ 200,727	8.00%	$ 250,909	10.00%
Tier 1 Capital to Risk-Weighted Assets	515,502	20.53%	150,545	6.00%	200,727	8.00%
Common Equity Tier 1 Capital Ratio	515,502	20.53%	112,909	4.50%	163,091	6.50%
Tier 1 Capital to Total Assets	515,502	16.12%	127,945	4.00%	159,931	5.00%

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions	
	Amount	Ratio	Amount	Ratio	Amount	Ratio
December 31, 2024			(in thousands)			
Ponce Financial Group, Inc.						
Total Capital to Risk-Weighted Assets	$ 546,128	22.98%	$ 190,147	8.00%	$ 212,878	10.00%
Tier 1 Capital to Risk-Weighted Assets	520,796	21.91%	142,611	6.00%	170,302	8.00%
Common Equity Tier 1 Capital Ratio	295,796	12.44%	106,958	4.50%	138,371	6.50%
Tier 1 Capital to Total Assets	520,796	17.70%	117,715	4.00%	128,639	5.00%
Ponce Bank						
Total Capital to Risk-Weighted Assets	$ 507,632	21.47%	$ 189,137	8.00%	$ 211,441	10.00%
Tier 1 Capital to Risk-Weighted Assets	482,300	20.40%	141,583	6.00%	169,153	8.00%
Common Equity Tier 1 Capital Ratio	482,300	20.40%	106,390	4.50%	137,437	6.50%
Tier 1 Capital to Total Assets	482,300	15.81%	122,011	4.00%	133,239	5.00%

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Reconciliation to GAAP December 31, 2025 Common shares issued 24,886,711 Less treasury shares 750,785 Common shares outstanding at end of period 24,135,926 Total Equity $ 541,547,426 Common shares outstanding 24,135,926 Total equity per share - GAAP $ 22.44 Total Equity $ 541,547,426 Less Preferred Stock $ (225,000,000) Tangible book value $ 316,547,426 Tangible book value per common share -Non-GAAP $ 13.12 Copyright © 2026. All Right Reserved

Community Sponsorships and Donations

Includes Sponsorships and Donations by the Company and the Ponce De Leon Foundation

American Cancer Society	Morris Heights Health Center	Urban Youth Alliance Int	Castle Hill Little League	Southern Boulevard BID	Phipps Neighborhood	InHisName United
YMCA of Greater NY	Washington Heights BID	Unique People Services	Hostos Community College Foundation	New Bronx Chamber of Commerce	POINT Community Development Corp.	
Castle Hill BID	Business Initiative Corporation	Neighborhood SHOPP	VIP Community Services	Bronx Tourism Council	Part of the Solution, Inc	NYS CDFI Coalition
Bronx Arts Ensemble Inc	Bronx Overall Economic Development Corp	Unique People Services	Opportunities for a Better Tomorrow	LSA Covid Relief	Citivas	Union Settlement
LIFT Inc	Hope Community	AHRC	Daniels Music Foundation	NYC Hispanic Chamber	New Heights Youth Inc	Emma's Torch LTD
Upper Manhattan Mental Health Center	Comite Noviembre	RAICES Spanish Speaking Elderly Council	Braata Productions	MyTime Inc	Brooklyn Hospital Foundation	Brooklyn Children's Museum
CommonPoint Queens	Immaculate Conception Catholic Academy	Hellenic Orthodox Community of Astoria	Greater Jamaica Development Corp	Queens Economic Development Corporation		
Andromeda Community Initiative Inc	Palisades Emergency Residence Corp	Jersey City Theatre Center Inc	Union City Music Project	Queens Women's Chamber of Commerce		
First Jamaica Community & Urban Development Corp	Forest Hills Chambers of Commerce	Greater NY Chamber of Commerce	Educational Video Center	The Possibility Project	Sharing and Caring Inc	
Chamber Of Commerce of Washington Heights and Inwood in Manhattan	Save Latin America	NY Women Chamber of Commerce	Women for Afghan Women	& MANY MORE		

Sponsorships & Scholarships

- Total 259 Sponsorships
- Over $558,,000 contributed in the communities we serve
- 22 Scholarships awarded
- 37 volunteer events, 146 volunteers

Small Business Bootcamp (PB$BB)

- Series 1 total registered 245, with 179 participants, and 66 graduated
- Series 2 total registered 63, with 54 participants, and 41 graduated
- Series 3 total registered 35, with 32 participants, and 26 graduated

Ponce De Leon Foundation

- Over 173 grants to charitable causes since 2017
- $3.6 million was given to Ponce Bank Branch communities focusing on youth services, education, housing, healthcare, social services, senior services, economic development, and the Arts

Financial Mastery Workshops

- First Time Homebuyers Program
- Non-Profit Grassroots Program
- PB$BB Program
- Protect Your Legacy Program
- 74 sessions, 1,487 participants

Copyright © 2026. All Right Reserved

Page 17

NASDAQ: PDLB Thank you.